Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2023

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	2Q 2023	YTD 2023	3Q 2023	Full-Year 2023

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$347,545	$378,509	--	--
Net income/(loss) attributable to common stockholders	$346,323	$376,104	--	--
Income/(loss) per weighted average common share, diluted	$1.05	$1.14	$0.13 to $0.15	$1.35 to $1.39

Per Share Metrics
FFO per common share and unit, diluted	$0.63	$1.22	$0.62 to $0.64	$2.48 to $2.52
FFO as Adjusted per common share and unit, diluted	$0.61	$1.21	$0.62 to $0.64	$2.47 to $2.51
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.55	$1.12	$0.56 to $0.58	$2.24 to $2.28
Dividend declared per share and unit	$0.42	$0.84	$0.42	$1.68 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Cash basis)	6.9%	7.5%	--	6.00% to 7.00%
Revenue growth/(decline) (Straight-line basis)	7.6%	8.6%	--	6.25% to 7.25%
Expense growth	7.4%	6.3%	--	4.00% to 5.50%
NOI growth/(decline) (Cash basis)	6.7%	8.1%	--	6.50% to 8.00%
NOI growth/(decline) (Straight-line basis)	7.7%	9.6%	--	6.75% to 8.25%
Physical Occupancy	96.6%	96.6%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	51,846	155	92.5%
Stabilized, Non-Mature	1,466	5	2.3%
Development	520	2	0.1%
Non-Residential / Other	N/A	N/A	1.1%
Joint Venture (3)	4,165	17	4.0%
Total completed homes	57,997	179	100%
Under Development	415	2	-
Total Quarter-end homes (3)(4)	58,412	181	100%

Balance Sheet Metrics (adjusted for non-recurring items)	2Q 2023	2Q 2022
Consolidated Interest Coverage Ratio	5.2x	5.5x
Consolidated Fixed Charge Coverage Ratio	5.0x	5.4x
Consolidated Debt as a percentage of Total Assets	31.9%	33.6%
Consolidated Net Debt-to-EBITDAre	5.5x	6.2x

(1)	See Attachment 15 for definitions, other terms and reconciliations.
(2)	Annualized for 2023.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 6,981 homes that are part of the Developer Capital Program as described in Attachment 11(B).

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2023	2022	2023	2022

REVENUES:
Rental income (2)	$403,098	$367,748	$801,405	$723,929
Joint venture management and other fees	1,450	1,419	2,692	2,504
Total revenues	404,548	369,167	804,097	726,433

OPERATING EXPENSES:
Property operating and maintenance	68,861	60,405	133,695	118,889
Real estate taxes and insurance	57,516	52,788	115,486	106,552
Property management	13,101	11,952	26,046	23,528
Other operating expenses	4,259	5,027	7,291	9,739
Real estate depreciation and amortization	168,925	167,584	338,225	331,206
General and administrative	16,452	16,585	33,932	31,493
Casualty-related charges/(recoveries), net	1,134	1,074	5,290	309
Other depreciation and amortization	3,681	3,016	7,330	6,091
Total operating expenses	333,929	318,431	667,295	627,807

Gain/(loss) on sale of real estate owned	325,884	-	325,885	-
Operating income	396,503	50,736	462,687	98,626

Income/(loss) from unconsolidated entities (2)	9,697	(11,229)	19,404	(5,817)
Interest expense	(45,113)	(36,832)	(88,855)	(72,748)
Interest income and other income/(expense), net	10,447	3,001	11,457	561

Income/(loss) before income taxes	371,534	5,676	404,693	20,622
Tax (provision)/benefit, net	(1,351)	(312)	(1,585)	(655)

Net Income/(loss)	370,183	5,364	403,108	19,967
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(22,630)	(272)	(24,583)	(1,151)
Net (income)/loss attributable to noncontrolling interests	(8)	(8)	(16)	(27)

Net income/(loss) attributable to UDR, Inc.	347,545	5,084	378,509	18,789
Distributions to preferred stockholders - Series E (Convertible)	(1,222)	(1,109)	(2,405)	(2,201)

Net income/(loss) attributable to common stockholders	$346,323	$3,975	$376,104	$16,588

Income/(loss) per weighted average common share - basic:	$1.05	$0.01	$1.14	$0.05
Income/(loss) per weighted average common share - diluted:	$1.05	$0.01	$1.14	$0.05

Common distributions declared per share	$0.42	$0.38	$0.84	$0.76

Weighted average number of common shares outstanding - basic	328,957	318,351	328,871	318,181
Weighted average number of common shares outstanding - diluted	332,480	319,572	332,412	319,592

(1)	See Attachment 15 for definitions and other terms.
(2)	As of June 30, 2023, UDR's residential accounts receivable balance, net of its reserve, was $8.3 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2023	2022	2023	2022

Net income/(loss) attributable to common stockholders	$346,323	$3,975	$376,104	$16,588

Real estate depreciation and amortization	168,925	167,584	338,225	331,206
Noncontrolling interests	22,638	280	24,599	1,178
Real estate depreciation and amortization on unconsolidated joint ventures	8,695	7,489	16,180	15,113
Net gain on the sale of depreciable real estate owned, net of tax	(324,769)	-	(324,770)	-
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$221,812	$179,328	$430,338	$364,085

Distributions to preferred stockholders - Series E (Convertible) (2)	1,222	1,109	2,405	2,201

FFO attributable to common stockholders and unitholders, diluted	$223,034	$180,437	$432,743	$366,286

FFO per weighted average common share and unit, basic	$0.63	$0.53	$1.23	$1.07
FFO per weighted average common share and unit, diluted	$0.63	$0.52	$1.22	$1.06

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	350,207	339,885	350,157	339,715
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	353,730	344,024	353,698	344,044

Impact of adjustments to FFO:
Variable upside participation on DCP, net	$(204)	$-	$(204)	$(10,622)
Legal and other	-	709	(1,258)	1,483
Realized (gain)/loss on real estate technology investments, net of tax	257	(5,886)	852	(8,124)
Unrealized (gain)/loss on real estate technology investments, net of tax	(8,104)	20,676	(8,962)	36,307
Casualty-related charges/(recoveries), net	1,134	1,074	5,290	309
Total impact of adjustments to FFO	$(6,917)	$16,573	$(4,282)	$19,353

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$216,117	$197,010	$428,461	$385,639

FFO as Adjusted per weighted average common share and unit, diluted	$0.61	$0.57	$1.21	$1.12

Recurring capital expenditures	(21,345)	(18,411)	(33,644)	(30,215)
AFFO attributable to common stockholders and unitholders, diluted	$194,772	$178,599	$394,817	$355,424

AFFO per weighted average common share and unit, diluted	$0.55	$0.52	$1.12	$1.03

(1)	See Attachment 15 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and six months ended June 30, 2023 and June 30, 2022. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2023	2022

ASSETS

Real estate owned:
Real estate held for investment	$15,340,416	$15,365,928
Less: accumulated depreciation	(5,951,557)	(5,762,205)
Real estate held for investment, net	9,388,859	9,603,723
Real estate under development
(net of accumulated depreciation of $0 and $296)	108,432	189,809
Real estate held for disposition
(net of accumulated depreciation of $0 and $0)	-	14,039
Total real estate owned, net of accumulated depreciation	9,497,291	9,807,571

Cash and cash equivalents	1,544	1,193
Restricted cash	28,837	29,001
Notes receivable, net	183,629	54,707
Investment in and advances to unconsolidated joint ventures, net	963,253	754,446
Operating lease right-of-use assets	192,369	194,081
Other assets	218,782	197,471
Total assets	$11,085,705	$11,038,470

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,049,715	$1,052,281
Unsecured debt	4,377,497	4,435,022
Operating lease liabilities	187,556	189,238
Real estate taxes payable	38,945	37,681
Accrued interest payable	46,729	46,671
Security deposits and prepaid rent	56,690	51,999
Distributions payable	148,403	134,213
Accounts payable, accrued expenses, and other liabilities	124,454	153,220
Total liabilities	6,029,989	6,100,325

Redeemable noncontrolling interests in the OP and DownREIT Partnership	935,543	839,850

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at June 30, 2023 and December 31, 2022:
2,686,308 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,686,308 shares at December 31, 2022)	44,614	44,614
11,920,927 shares of Series F outstanding (12,100,514 shares at December 31, 2022)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at June 30, 2023 and December 31, 2022:
329,478,476 shares issued and outstanding (328,993,088 shares at December 31, 2022)	3,295	3,290
Additional paid-in capital	7,508,616	7,493,423
Distributions in excess of net income	(3,445,679)	(3,451,587)
Accumulated other comprehensive income/(loss), net	9,116	8,344
Total stockholders' equity	4,119,963	4,098,085
Noncontrolling interests	210	210
Total equity	4,120,173	4,098,295
Total liabilities and equity	$11,085,705	$11,038,470

(1)	See Attachment 15 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2023	2022

Common shares	329,478,476	328,993,088
Restricted unit and common stock equivalents	449,551	599,681
Operating and DownREIT Partnership units	21,099,643	21,123,826
Series E cumulative convertible preferred shares (2)	2,908,323	2,908,323
Total common shares, OP/DownREIT units, and common stock equivalents	353,935,993	353,624,918

Weighted Average Number of Shares Outstanding	2Q 2023	2Q 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	350,206,803	339,884,808
Weighted average number of OP/DownREIT units outstanding	(21,250,182)	(21,534,259)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,956,621	318,350,549

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	353,729,594	344,024,524
Weighted average number of OP/DownREIT units outstanding	(21,250,182)	(21,534,259)
Weighted average number of Series E cumulative convertible preferred shares outstanding	-	(2,918,127)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	332,479,412	319,572,138

	Year-to-Date 2023	Year-to-Date 2022

Weighted average number of common shares and OP/DownREIT units outstanding - basic	350,157,304	339,714,942
Weighted average number of OP/DownREIT units outstanding	(21,286,442)	(21,534,273)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,870,862	318,180,669

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	353,698,023	344,044,149
Weighted average number of OP/DownREIT units outstanding	(21,286,442)	(21,534,273)
Weighted average number of Series E cumulative convertible preferred shares outstanding	-	(2,918,127)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	332,411,581	319,591,749

(1)	See Attachment 15 for definitions and other terms.
(2)	At June 30, 2023 and December 31, 2022 there were 2,686,308 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,908,323 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

June 30, 2023

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,005,037		18.6%	3.42%	4.9
	Floating		27,000		0.5%	3.92%	8.7
	Combined		1,032,037		19.1%	3.43%	5.0

Unsecured	Fixed		4,115,644	(3)	75.9%	3.06%	7.0
	Floating		269,966		5.0%	5.51%	0.1
	Combined		4,385,610		80.9%	3.21%	6.6

Total Debt	Fixed		5,120,681		94.5%	3.13%	6.6
	Floating		296,966		5.5%	5.37%	0.9
	Combined		5,417,647		100.0%	3.25%	6.3
	Total Non-Cash Adjustments (4)		9,565
	Total per Balance Sheet		$5,427,212			3.21%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2023	$657	$-	$250,000		$250,657	4.6%	5.47%
2024	96,747	15,644	19,966		132,357	2.5%	4.29%
2025	174,793	-	-		174,793	3.2%	3.69%
2026	52,744	300,000	-		352,744	6.5%	2.95%
2027	2,860	650,000	-		652,860	12.1%	3.67%
2028	162,310	300,000	-		462,310	8.5%	3.72%
2029	191,986	300,000	-		491,986	9.1%	3.94%
2030	162,010	600,000	-		762,010	14.1%	3.32%
2031	160,930	600,000	-		760,930	14.0%	2.92%
2032	27,000	400,000	-		427,000	7.9%	2.22%
Thereafter	-	950,000	-		950,000	17.5%	2.35%
	1,032,037	4,115,644	269,966		5,417,647	100.0%	3.25%
Total Non-Cash Adjustments (4)	17,678	(8,113)	-		9,565
Total per Balance Sheet	$1,049,715	$4,107,531	$269,966		$5,427,212		3.21%

(1)	See Attachment 15 for definitions and other terms.
(2)	The 2023 maturity reflects the $250.0 million of principal outstanding at an interest rate of 5.48%, the equivalent of SOFR plus a spread of 37 basis points, on the Company’s unsecured commercial paper program as of June 30, 2023. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 6.4 years with and without extensions.
(3)	Includes the following amount of floating rate debt that has been fixed using interest rate swaps: $350.0 million at a weighted average all-in rate of 3.36% until January 2024, $262.5 million at a weighted average all-in rate of 2.68% from January 2024 until July 2024, and $175.0 million of floating rate debt at a weighted average all-in rate of 1.43% from July 2024 until July 2025.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at June 30, 2023. The facility has a maturity date of January 2026, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 75.5 basis points.
(7)	There was $20.0 million outstanding on our $75.0 million working capital credit facility at June 30, 2023. The facility has a maturity date of January 2024. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2023
Net income/(loss)					$370,183
Adjustments:
Interest expense, including debt extinguishment and other associated costs					45,113
Real estate depreciation and amortization					168,925
Other depreciation and amortization					3,681
Tax provision/(benefit), net					1,351
Net (gain)/loss on the sale of depreciable real estate owned					(325,884)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					12,813
EBITDAre					$276,182

Casualty-related charges/(recoveries), net					1,134
Unrealized (gain)/loss on real estate technology investments					(8,720)
Realized (gain)/loss on real estate technology investments					57
(Income)/loss from unconsolidated entities					(9,697)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(12,813)
Management fee expense on unconsolidated joint ventures					(615)
Consolidated EBITDAre - adjusted for non-recurring items					$245,528

Annualized consolidated EBITDAre - adjusted for non-recurring items					$982,112

Interest expense, including debt extinguishment and other associated costs					45,113
Capitalized interest expense					2,342
Total interest					$47,455

Preferred dividends					$1,222

Total debt					$5,427,212
Cash					(1,544)
Net debt					$5,425,668

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.2x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.5x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	29.6% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	5.0x	Yes
Maximum Secured Debt Ratio			≤40.0%	8.4%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	392.3%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	31.9% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.9x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.2%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	326.1%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	2Q 2023 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,310	$244,619	88.4%	$13,680,810	88.6%
Encumbered assets	7,522	32,102	11.6%	1,768,038	11.4%
	53,832	$276,721	100.0%	$15,448,848	100.0%

(1)	See Attachment 15 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Revenues
Same-Store Communities	51,846	$374,534	$370,099	$370,102	$364,085	$350,260
Stabilized, Non-Mature Communities	1,466	9,868	9,588	8,664	6,615	2,408
Development Communities	520	1,958	829	290	5	3
Non-Residential / Other (2)	-	7,643	8,511	9,611	9,317	5,576
Total	53,832	$394,003	$389,027	$388,667	$380,022	$358,247

Expenses
Same-Store Communities		$114,016	$111,158	$110,634	$114,551	$106,161
Stabilized, Non-Mature Communities		3,324	3,801	3,399	2,680	1,335
Development Communities		1,780	1,421	1,140	424	229
Non-Residential / Other (2)		4,649	3,888	3,614	4,649	2,795
Total (3)		$123,769	$120,268	$118,787	$122,304	$110,520

Net Operating Income
Same-Store Communities		$260,518	$258,941	$259,468	$249,534	$244,099
Stabilized, Non-Mature Communities		6,544	5,787	5,265	3,935	1,073
Development Communities		178	(592)	(850)	(419)	(226)
Non-Residential / Other (2)		2,994	4,623	5,997	4,668	2,781
Total		$270,234	$268,759	$269,880	$257,718	$247,727

Operating Margin
Same-Store Communities		69.6%	70.0%	70.1%	68.5%	69.7%

Weighted Average Physical Occupancy
Same-Store Communities		96.6%	96.6%	96.7%	96.6%	97.0%
Stabilized, Non-Mature Communities		95.8%	93.1%	86.3%	78.1%	77.0%
Development Communities		47.8%	26.8%	18.6%	-	-
Other (4)		-	96.7%	97.3%	96.9%	97.4%
Total		96.1%	95.8%	96.1%	96.3%	96.7%

Sold and Held for Disposition Communities
Revenues	-	$9,095	$9,280	$9,745	$10,001	$9,501
Expenses (3)		2,608	2,536	2,739	2,701	2,673
Net Operating Income/(Loss)		$6,487	$6,744	$7,006	$7,300	$6,828

Total	53,832	$276,721	$275,503	$276,886	$265,018	$254,555

(1)	See Attachment 15 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(4)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2023
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2023	2Q 2022	% Change

Personnel	14.0%	$15,957	$15,171	5.2%
Utilities	14.0%	15,923	13,944	14.2%
Repair and maintenance	20.1%	22,919	20,446	12.1%
Administrative and marketing	6.6%	7,572	6,849	10.6%
Controllable expenses	54.7%	62,371	56,410	10.6%

Real estate taxes	40.0%	$45,553	$43,555	4.6%
Insurance	5.3%	6,092	6,196	-1.7%
Same-Store operating expenses	100.0%	$114,016	$106,161	7.4%

Same-Store Homes	51,846

	% of 2Q 2023
	SS Operating
Sequential Comparison	Expenses	2Q 2023	1Q 2023	% Change

Personnel (2)	14.0%	$15,957	$13,516	18.1%
Utilities	14.0%	15,923	16,894	-5.7%
Repair and maintenance	20.1%	22,919	21,106	8.6%
Administrative and marketing	6.6%	7,572	7,192	5.3%
Controllable expenses	54.7%	62,371	58,708	6.2%

Real estate taxes	40.0%	$45,553	$46,276	-1.6%
Insurance	5.3%	6,092	6,174	-1.4%
Same-Store operating expenses	100.0%	$114,016	$111,158	2.6%

Same-Store Homes	51,846

	% of YTD 2023
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2023	YTD 2022	% Change

Personnel (2)	13.1%	$29,473	$30,358	-2.9%
Utilities	14.6%	32,817	28,531	15.0%
Repair and maintenance	19.6%	44,025	38,825	13.4%
Administrative and marketing	6.6%	14,764	13,605	8.5%
Controllable expenses	53.9%	121,079	111,319	8.8%

Real estate taxes	40.7%	$91,829	$87,743	4.7%
Insurance	5.4%	12,266	12,761	-3.9%
Same-Store operating expenses	100.0%	$225,174	$211,823	6.3%

Same-Store Homes	51,846

(1)	See Attachment 15 for definitions and other terms.
(2)	Personnel for 1Q 2023 includes a refundable payroll tax credit of $3.7 million related to the Employee Retention Credit program.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2023

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,295	-	4,295	701	4,996	$2,999
San Francisco, CA	2,779	356	3,135	602	3,737	3,547
Seattle, WA	2,701	-	2,701	284	2,985	2,818
Los Angeles, CA	1,225	-	1,225	340	1,565	3,237
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,235
	12,567	356	12,923	1,927	14,850

Mid-Atlantic Region
Metropolitan DC	9,033	300	9,333	360	9,693	2,302
Baltimore, MD	2,221	-	2,221	-	2,221	1,884
Richmond, VA	1,359	-	1,359	-	1,359	1,809
	12,613	300	12,913	360	13,273

Northeast Region
Boston, MA	4,234	433	4,667	614	5,281	3,042
New York, NY	2,318	-	2,318	710	3,028	4,653
	6,552	433	6,985	1,324	8,309

Southeast Region
Tampa, FL	3,877	-	3,877	-	3,877	2,127
Orlando, FL	3,493	-	3,493	-	3,493	1,924
Nashville, TN	2,260	-	2,260	-	2,260	1,765
	9,630	-	9,630	-	9,630

Southwest Region
Dallas, TX	5,813	405	6,218	-	6,218	1,784
Austin, TX	1,272	-	1,272	-	1,272	1,932
	7,085	405	7,490	-	7,490

Other Markets (5)	3,399	492	3,891	554	4,445	2,577

Totals	51,846	1,986	53,832	4,165	57,997	$2,532

Communities (6)	155	7	162	17	179

		Homes	Communities
Total completed homes		57,997	179
Under Development (7)		415	2

Total Quarter-end homes and communities		58,412	181

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 11(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (752 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

June 30, 2023

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

Bradlee Danvers	Stabilized, Non-Mature	433	Boston, MA	3Q23

HQ	Stabilized, Non-Mature	136	San Francisco, CA	2Q24

The George Apartments	Stabilized, Non-Mature	200	Philadelphia, PA	2Q24

Vitruvian West Phase 3	Stabilized, Non-Mature	405	Dallas, TX	2Q24

Cirrus	Stabilized, Non-Mature	292	Denver, CO	3Q24

5421 at Dublin Station	Development	220	San Francisco, CA	1Q25

The MO	Development	300	Washington, DC	2Q25

Total		1,986

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	11.1%	10.7%	Tampa, FL	6.1%	5.5%
San Francisco, CA	7.5%	8.3%	Orlando, FL	5.1%	4.7%
Seattle, WA	6.3%	6.3%	Nashville, TN	3.2%	2.9%
Los Angeles, CA	3.0%	3.4%		14.4%	13.1%
Monterey Peninsula, CA	3.0%	2.8%	Southwest Region
	30.9%	31.5%	Dallas, TX	7.3%	7.3%
Mid-Atlantic Region			Austin, TX	1.7%	1.6%
Metropolitan DC	16.0%	15.0%		9.0%	8.9%
Baltimore, MD	3.1%	2.9%
Richmond, VA	2.0%	1.8%	Other Markets (3)	7.0%	8.0%
	21.1%	19.7%
Northeast Region
Boston, MA	10.6%	11.0%
New York, NY	7.0%	7.8%
	17.6%	18.8%	Total	100.0%	100.0%

(1)	See Attachment 15 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2023

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2023 NOI	2Q 23	2Q 22	Change	2Q 23	2Q 22	Change

West Region
Orange County, CA	4,295	11.1%	96.3%	96.1%	0.2%	$2,998	$2,844	5.4%
San Francisco, CA	2,779	7.5%	96.4%	96.3%	0.1%	3,470	3,297	5.2%
Seattle, WA	2,701	6.3%	97.1%	97.6%	-0.5%	2,823	2,706	4.3%
Los Angeles, CA	1,225	3.0%	96.3%	96.5%	-0.2%	3,072	3,044	0.9%
Monterey Peninsula, CA	1,567	3.0%	95.7%	96.5%	-0.8%	2,235	2,111	5.9%
	12,567	30.9%	96.4%	96.7%	-0.3%	2,977	2,842	4.8%

Mid-Atlantic Region
Metropolitan DC	9,033	16.0%	97.2%	97.4%	-0.2%	2,309	2,179	6.0%
Baltimore, MD	2,221	3.1%	95.6%	96.7%	-1.1%	1,884	1,772	6.3%
Richmond, VA	1,359	2.0%	96.7%	97.6%	-0.9%	1,809	1,658	9.1%
	12,613	21.1%	96.9%	97.3%	-0.4%	2,181	2,051	6.3%

Northeast Region
Boston, MA	4,234	10.6%	96.7%	96.6%	0.1%	3,114	2,897	7.5%
New York, NY	2,318	7.0%	98.0%	98.2%	-0.2%	4,582	4,093	11.9%
	6,552	17.6%	97.2%	97.2%	0.0%	3,638	3,325	9.4%

Southeast Region
Tampa, FL	3,877	6.1%	96.6%	96.8%	-0.2%	2,127	1,935	9.9%
Orlando, FL	3,493	5.1%	96.3%	96.6%	-0.3%	1,924	1,725	11.5%
Nashville, TN	2,260	3.2%	95.8%	97.5%	-1.7%	1,765	1,594	10.7%
	9,630	14.4%	96.3%	96.9%	-0.6%	1,969	1,779	10.7%

Southwest Region
Dallas, TX	5,813	7.3%	96.3%	96.9%	-0.6%	1,780	1,645	8.2%
Austin, TX	1,272	1.7%	96.1%	98.1%	-2.0%	1,932	1,778	8.7%
	7,085	9.0%	96.3%	97.1%	-0.8%	1,807	1,669	8.3%

Other Markets	3,399	7.0%	96.6%	97.0%	-0.4%	2,551	2,392	6.6%

Total/Weighted Avg.	51,846	100.0%	96.6%	97.0%	-0.4%	$2,493	$2,323	7.3%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2023

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 23	2Q 22	Change	2Q 23	2Q 22	Change	2Q 23	2Q 22	Change

West Region
Orange County, CA	4,295	$37,201	$35,219	5.6%	$8,292	$7,265	14.1%	$28,909	$27,954	3.4%
San Francisco, CA	2,779	27,889	26,330	5.9%	8,268	7,323	12.9%	19,621	19,007	3.2%
Seattle, WA	2,701	22,208	21,400	3.8%	5,876	5,769	1.9%	16,332	15,631	4.5%
Los Angeles, CA	1,225	10,871	10,796	0.7%	3,012	2,830	6.4%	7,859	7,966	-1.3%
Monterey Peninsula, CA	1,567	10,057	9,575	5.0%	2,327	2,133	9.1%	7,730	7,442	3.9%
	12,567	108,226	103,320	4.7%	27,775	25,320	9.7%	80,451	78,000	3.1%

Mid-Atlantic Region
Metropolitan DC	9,033	60,821	57,514	5.7%	19,251	18,031	6.8%	41,570	39,483	5.3%
Baltimore, MD	2,221	11,999	11,414	5.1%	4,034	3,789	6.5%	7,965	7,625	4.5%
Richmond, VA	1,359	7,130	6,597	8.1%	1,888	1,580	19.5%	5,242	5,017	4.5%
	12,613	79,950	75,525	5.9%	25,173	23,400	7.6%	54,777	52,125	5.1%

Northeast Region
Boston, MA	4,234	38,248	35,550	7.6%	10,723	9,878	8.6%	27,525	25,672	7.2%
New York, NY	2,318	31,224	27,952	11.7%	12,910	11,961	7.9%	18,314	15,991	14.5%
	6,552	69,472	63,502	9.4%	23,633	21,839	8.2%	45,839	41,663	10.0%

Southeast Region
Tampa, FL	3,877	23,899	21,789	9.7%	8,113	7,373	10.0%	15,786	14,416	9.5%
Orlando, FL	3,493	19,412	17,462	11.2%	5,923	5,455	8.6%	13,489	12,007	12.3%
Nashville, TN	2,260	11,466	10,536	8.8%	3,157	3,143	0.5%	8,309	7,393	12.4%
	9,630	54,777	49,787	10.0%	17,193	15,971	7.6%	37,584	33,816	11.1%

Southwest Region
Dallas, TX	5,813	29,897	27,798	7.5%	10,734	10,402	3.2%	19,163	17,396	10.2%
Austin, TX	1,272	7,084	6,657	6.4%	2,642	2,557	3.3%	4,442	4,100	8.3%
	7,085	36,981	34,455	7.3%	13,376	12,959	3.2%	23,605	21,496	9.8%

Other Markets	3,399	25,128	23,671	6.2%	6,866	6,672	2.9%	18,262	16,999	7.4%

Total (2)	51,846	$374,534	$350,260	6.9%	$114,016	$106,161	7.4%	$260,518	$244,099	6.7%

(1)	See Attachment 15 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased year-over-year by 7.6% and 7.7%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2023

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 23	1Q 23	Change	2Q 23	1Q 23	Change

West Region
Orange County, CA	4,295	96.3%	96.1%	0.2%	$2,998	$2,952	1.6%
San Francisco, CA	2,779	96.4%	96.9%	-0.5%	3,470	3,451	0.6%
Seattle, WA	2,701	97.1%	97.0%	0.1%	2,823	2,799	0.9%
Los Angeles, CA	1,225	96.3%	96.6%	-0.3%	3,072	3,208	-4.2%
Monterey Peninsula, CA	1,567	95.7%	95.3%	0.4%	2,235	2,237	-0.1%
	12,567	96.4%	96.4%	0.0%	2,977	2,967	0.4%

Mid-Atlantic Region
Metropolitan DC	9,033	97.2%	96.9%	0.3%	2,309	2,274	1.5%
Baltimore, MD	2,221	95.6%	95.3%	0.3%	1,884	1,882	0.1%
Richmond, VA	1,359	96.7%	96.6%	0.1%	1,809	1,765	2.5%
	12,613	96.9%	96.6%	0.3%	2,181	2,151	1.4%

Northeast Region
Boston, MA	4,234	96.7%	96.7%	0.0%	3,114	3,080	1.1%
New York, NY	2,318	98.0%	97.9%	0.1%	4,582	4,515	1.5%
	6,552	97.2%	97.2%	0.0%	3,638	3,588	1.4%

Southeast Region
Tampa, FL	3,877	96.6%	96.4%	0.2%	2,127	2,093	1.6%
Orlando, FL	3,493	96.3%	95.8%	0.5%	1,924	1,886	2.0%
Nashville, TN	2,260	95.8%	95.9%	-0.1%	1,765	1,738	1.6%
	9,630	96.3%	96.1%	0.2%	1,969	1,935	1.8%

Southwest Region
Dallas, TX	5,813	96.3%	96.5%	-0.2%	1,780	1,765	0.8%
Austin, TX	1,272	96.1%	96.9%	-0.8%	1,932	1,916	0.8%
	7,085	96.3%	96.6%	-0.3%	1,807	1,792	0.8%

Other Markets	3,399	96.6%	97.0%	-0.4%	2,551	2,488	2.5%

Total/Weighted Avg.	51,846	96.6%	96.6%	0.0%	$2,493	$2,465	1.2%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 23	1Q 23	Change	2Q 23	1Q 23	Change	2Q 23	1Q 23	Change

West Region
Orange County, CA	4,295	$37,201	$36,555	1.8%	$8,292	$7,989	3.8%	$28,909	$28,566	1.2%
San Francisco, CA	2,779	27,889	27,882	0.0%	8,268	7,809	5.9%	19,621	20,073	-2.2%
Seattle, WA	2,701	22,208	21,988	1.0%	5,876	5,421	8.4%	16,332	16,567	-1.4%
Los Angeles, CA	1,225	10,871	11,388	-4.5%	3,012	2,944	2.3%	7,859	8,444	-6.9%
Monterey Peninsula, CA	1,567	10,057	10,022	0.3%	2,327	2,254	3.3%	7,730	7,768	-0.5%
	12,567	108,226	107,835	0.4%	27,775	26,417	5.1%	80,451	81,418	-1.2%

Mid-Atlantic Region
Metropolitan DC	9,033	60,821	59,705	1.9%	19,251	18,181	5.9%	41,570	41,524	0.1%
Baltimore, MD	2,221	11,999	11,946	0.4%	4,034	3,737	8.0%	7,965	8,209	-3.0%
Richmond, VA	1,359	7,130	6,950	2.6%	1,888	1,827	3.3%	5,242	5,123	2.3%
	12,613	79,950	78,601	1.7%	25,173	23,745	6.0%	54,777	54,856	-0.1%

Northeast Region
Boston, MA	4,234	38,248	37,829	1.1%	10,723	10,647	0.7%	27,525	27,182	1.3%
New York, NY	2,318	31,224	30,737	1.6%	12,910	12,951	-0.3%	18,314	17,786	3.0%
	6,552	69,472	68,566	1.3%	23,633	23,598	0.1%	45,839	44,968	1.9%

Southeast Region
Tampa, FL	3,877	23,899	23,470	1.8%	8,113	8,161	-0.6%	15,786	15,309	3.1%
Orlando, FL	3,493	19,412	18,938	2.5%	5,923	5,756	2.9%	13,489	13,182	2.3%
Nashville, TN	2,260	11,466	11,301	1.5%	3,157	3,042	3.8%	8,309	8,259	0.6%
	9,630	54,777	53,709	2.0%	17,193	16,959	1.4%	37,584	36,750	2.3%

Southwest Region
Dallas, TX	5,813	29,897	29,697	0.7%	10,734	11,200	-4.2%	19,163	18,497	3.6%
Austin, TX	1,272	7,084	7,086	0.0%	2,642	2,664	-0.8%	4,442	4,422	0.4%
	7,085	36,981	36,783	0.5%	13,376	13,864	-3.5%	23,605	22,919	3.0%

Other Markets	3,399	25,128	24,605	2.1%	6,866	6,575	4.4%	18,262	18,030	1.3%

Total (2)	51,846	$374,534	$370,099	1.2%	$114,016	$111,158	2.6%	$260,518	$258,941	0.6%

(1)	See Attachment 15 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store Revenue and Same-Store NOI increased quarter-over-quarter by 1.1% and 0.5%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2023

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2023 NOI	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change

West Region
Orange County, CA	4,295	11.1%	96.2%	96.5%	-0.3%	$2,976	$2,801	6.2%
San Francisco, CA	2,779	7.6%	96.6%	96.6%	0.0%	3,462	3,249	6.6%
Seattle, WA	2,701	6.4%	97.0%	97.6%	-0.6%	2,811	2,669	5.3%
Los Angeles, CA	1,225	3.1%	96.4%	96.5%	-0.1%	3,141	3,010	4.4%
Monterey Peninsula, CA	1,567	3.0%	95.5%	96.6%	-1.1%	2,236	2,155	3.8%
	12,567	31.2%	96.4%	96.7%	-0.3%	2,973	2,811	5.7%

Mid-Atlantic Region
Metropolitan DC	9,033	16.0%	97.1%	97.3%	-0.2%	2,291	2,155	6.3%
Baltimore, MD	2,221	3.1%	95.4%	96.6%	-1.2%	1,883	1,772	6.3%
Richmond, VA	1,359	2.0%	96.7%	97.7%	-1.0%	1,786	1,626	9.8%
	12,613	21.1%	96.7%	97.2%	-0.5%	2,166	2,031	6.6%

Northeast Region
Boston, MA	4,234	10.5%	96.7%	96.8%	-0.1%	3,096	2,879	7.5%
New York, NY	2,318	6.9%	97.9%	98.2%	-0.3%	4,548	4,067	11.8%
	6,552	17.4%	97.2%	97.3%	-0.1%	3,614	3,303	9.4%

Southeast Region
Tampa, FL	3,877	6.0%	96.5%	96.9%	-0.4%	2,110	1,889	11.7%
Orlando, FL	3,493	5.1%	96.1%	96.8%	-0.7%	1,904	1,686	12.9%
Nashville, TN	2,260	3.2%	95.8%	97.8%	-2.0%	1,752	1,556	12.6%
	9,630	14.3%	96.2%	97.1%	-0.9%	1,952	1,737	12.4%

Southwest Region
Dallas, TX	5,813	7.2%	96.4%	96.9%	-0.5%	1,772	1,617	9.6%
Austin, TX	1,272	1.7%	96.5%	97.9%	-1.4%	1,924	1,749	10.0%
	7,085	8.9%	96.4%	97.2%	-0.8%	1,799	1,641	9.7%

Other Markets	3,399	7.1%	96.8%	97.0%	-0.2%	2,519	2,362	6.6%

Total/Weighted Avg.	51,846	100.0%	96.6%	97.1%	-0.5%	$2,479	$2,293	8.1%

(1)	See Attachment 15 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2023

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change	YTD 23	YTD 22	Change

West Region
Orange County, CA	4,295	$73,756	$69,619	5.9%	$16,281	$14,707	10.7%	$57,475	$54,912	4.7%
San Francisco, CA	2,779	55,771	52,046	7.2%	16,077	15,007	7.1%	39,694	37,039	7.2%
Seattle, WA	2,701	44,196	42,202	4.7%	11,297	11,547	-2.2%	32,899	30,655	7.3%
Los Angeles, CA	1,225	22,259	21,349	4.3%	5,956	5,668	5.1%	16,303	15,681	4.0%
Monterey Peninsula, CA	1,567	20,079	19,568	2.6%	4,581	4,250	7.8%	15,498	15,318	1.2%
	12,567	216,061	204,784	5.5%	54,192	51,179	5.9%	161,869	153,605	5.4%

Mid-Atlantic Region
Metropolitan DC	9,033	120,526	113,670	6.0%	37,432	35,831	4.5%	83,094	77,839	6.8%
Baltimore, MD	2,221	23,945	22,802	5.0%	7,771	7,407	4.9%	16,174	15,395	5.1%
Richmond, VA	1,359	14,080	12,957	8.7%	3,715	3,222	15.3%	10,365	9,735	6.5%
	12,613	158,551	149,429	6.1%	48,918	46,460	5.3%	109,633	102,969	6.5%

Northeast Region
Boston, MA	4,234	76,077	70,805	7.4%	21,370	20,356	5.0%	54,707	50,449	8.4%
New York, NY	2,318	61,961	55,551	11.5%	25,861	24,041	7.6%	36,100	31,510	14.6%
	6,552	138,038	126,356	9.2%	47,231	44,397	6.4%	90,807	81,959	10.8%

Southeast Region
Tampa, FL	3,877	47,369	42,572	11.3%	16,274	14,536	12.0%	31,095	28,036	10.9%
Orlando, FL	3,493	38,350	34,179	12.2%	11,679	10,669	9.5%	26,671	23,510	13.4%
Nashville, TN	2,260	22,767	20,634	10.3%	6,199	6,216	-0.3%	16,568	14,418	14.9%
	9,630	108,486	97,385	11.4%	34,152	31,421	8.7%	74,334	65,964	12.7%

Southwest Region
Dallas, TX	5,813	59,594	54,651	9.0%	21,934	20,376	7.6%	37,660	34,275	9.9%
Austin, TX	1,272	14,170	13,069	8.4%	5,306	4,932	7.6%	8,864	8,137	8.9%
	7,085	73,764	67,720	8.9%	27,240	25,308	7.6%	46,524	42,412	9.7%

Other Markets	3,399	49,733	46,725	6.4%	13,441	13,058	2.9%	36,292	33,667	7.8%

Total (2)	51,846	$744,633	$692,399	7.5%	$225,174	$211,823	6.3%	$519,459	$480,576	8.1%

(1)	See Attachment 15 for definitions and other terms.
(2)	With concessions reflected on a straight-line basis, Same-Store revenue and Same-Store NOI increased year-over-year by 8.6% and 9.6%, respectively. See Attachment 15(C) for definitions and reconciliations.

Attachment 8(G)

Same-Store Operating Information By Major Market

June 30, 2023

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2023	2Q 2023	2Q 2023	2Q 2023	2Q 2022	YTD 2023	YTD 2022

West Region
Orange County, CA	2.8%	0.6%	5.3%	43.8%	43.5%	43.5%	38.0%
San Francisco, CA	3.8%	2.9%	4.7%	49.1%	42.1%	42.8%	35.2%
Seattle, WA	1.5%	-1.4%	4.1%	53.9%	53.9%	49.1%	48.0%
Los Angeles, CA	4.6%	3.5%	5.7%	38.6%	34.1%	33.4%	30.3%
Monterey Peninsula, CA	3.8%	2.2%	5.4%	30.7%	28.2%	34.6%	27.3%
	3.0%	1.1%	4.9%	46.1%	44.0%	43.1%	38.6%

Mid-Atlantic Region
Metropolitan DC	4.1%	1.7%	6.1%	42.3%	45.8%	37.0%	37.3%
Baltimore, MD	2.8%	1.5%	4.4%	63.0%	64.7%	55.4%	52.2%
Richmond, VA	3.9%	2.9%	4.7%	49.3%	54.9%	47.2%	43.9%
	3.8%	1.8%	5.7%	48.0%	51.1%	42.6%	41.4%

Northeast Region
Boston, MA	4.5%	3.2%	5.7%	52.2%	51.6%	41.3%	40.1%
New York, NY	5.4%	5.6%	5.3%	46.4%	49.1%	35.8%	35.0%
	4.9%	4.2%	5.5%	50.3%	50.8%	39.5%	38.4%

Southeast Region
Tampa, FL	0.6%	-2.6%	4.3%	60.2%	59.2%	54.5%	55.2%
Orlando, FL	2.2%	-0.3%	5.2%	55.5%	51.2%	51.8%	46.1%
Nashville, TN	0.2%	-3.5%	4.8%	57.0%	60.9%	49.7%	48.2%
	1.0%	-2.0%	4.7%	57.8%	57.0%	52.5%	50.6%

Southwest Region
Dallas, TX	0.7%	-2.1%	4.6%	54.6%	53.1%	50.3%	48.3%
Austin, TX	0.6%	-2.9%	5.2%	53.6%	49.8%	46.8%	48.0%
	0.7%	-2.2%	4.7%	54.4%	52.5%	49.7%	48.2%

Other Markets	3.6%	0.5%	6.5%	49.1%	51.0%	40.9%	43.8%

Total/Weighted Avg.	3.1%	0.9%	5.3%	50.0%	50.0%	44.5%	42.6%

Allocation of Total Homes Repriced during the Quarter		50.5%	49.5%

(1)	See Attachment 15 for definitions and other terms.

Attachment 9

Development and Land Summary

June 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

Villas at Fiori	Addison, TX	85	-	$33,528	$53,500	$629	1Q22	1Q24	2Q24	1.2%	-
Meridian	Tampa, FL	330	-	74,904	134,000	406	1Q22	2Q24	2Q24	-	-

Total Under Construction		415	-	$108,432	$187,500	$452

Completed Projects, Non-Stabilized

5421 at Dublin Station	Dublin, CA	220	220	$126,690	$126,900	$577	4Q19	3Q22	4Q22	82.7%	72.3%
The MO	Washington, DC	300	300	140,075	145,000	483	3Q20	4Q22	1Q23	60.7%	54.0%

Total Completed, Non-Stabilized		520	520	$266,765	$271,900	$523

Total - Wholly Owned		935	520	$375,197	$459,400	$491

NOI From Wholly-Owned Projects		2Q 23

Projects Under Construction		$(41)
Completed, Non-Stabilized		219
Total		$178

Land Summary
Parcel	Location	UDR Ownership Interest		Real Estate Cost Basis

Vitruvian Park®	Addison, TX	100%		$35,611
Alameda Point Block 11	Alameda, CA	100%		31,325
Newport Village II	Alexandria, VA	100%		17,647
2727 Turtle Creek (includes 3 phases)	Dallas, TX	100%		96,148
488 Riverwalk	Fort Lauderdale, FL	100%		21,295
3001 Iowa Avenue	Riverside, CA	100%		17,524

Total				$219,550

(1)	See Attachment 15 for definitions and other terms.

Attachment 10

Redevelopment Summary

June 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule		Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Start	Compl.	Leased	Occupied

Projects in Redevelopment with Stabilized Operations

Eight80 Newport Beach (3)	Newport Beach, CA	1,447	30	20	$17,871	$19,700	$657	1Q21	3Q23	97.2%	95.8%
Lakeline Villas (4)	Cedar Park, TX	309	288	73	5,086	10,500	36	3Q22	2Q24	98.4%	96.1%
Red Stone Ranch (4)	Cedar Park, TX	324	324	85	4,611	12,000	37	3Q22	2Q24	95.7%	93.5%
Towson Promenade (4)	Towson, MD	379	379	40	2,839	17,000	45	3Q22	2Q24	97.4%	94.2%
20 Lambourne (4)	Towson, MD	264	264	66	3,052	9,000	34	3Q22	2Q24	95.5%	90.9%
Lenox Farms (4)	Braintree, MA	338	338	28	4,208	15,500	46	3Q22	3Q24	94.7%	93.8%
Jefferson at Marina del Rey (5)	Marina del Rey, CA	298	-	-	2,570	7,000	-	1Q23	3Q23	99.0%	97.7%
Carrington Hills (4)	Franklin, TN	360	360	-	1,642	18,000	50	2Q23	2Q25	98.9%	97.5%
Preserve at Brentwood (4)	Nashville, TN	360	360	-	605	16,000	44	2Q23	2Q25	97.8%	96.9%

Total		4,079	2,343	312	$42,484	$124,700	$50			97.2%	95.4%

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the Projects.
(3)	Project consists of unit additions and renovation of related common area amenities. Existing homes for this Project remain in Same-Store.
(4)	Projects consist of unit renovations and renovation of related common area amenities. These communities remain in Same-Store.
(5)	Project consists of renovation of common area amenities. This community remains in Same-Store.

Attachment 11(A)

Unconsolidated Summary

June 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Interest	Comm.	Homes	2Q 23	2Q 23	2Q 23	YTD 23 (2)	YTD 23 (2)

UDR / MetLife	50%	13	2,837	96.7%	$4,107	$11,192	$22,116	$43,978
UDR / LaSalle	51%	4	1,328	97.5%	2,540	84	84	164

Total		17	4,165	97.0%	$3,599	$11,276	$22,200	$44,142

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,721,002	$856,482	$244,691	3.78%	2024-2031
UDR / LaSalle	495,740	-	258,198	N/A	N/A

Total	$2,216,742	$856,482	$502,889

		2Q 23 vs. 2Q 22 Growth			2Q 23 vs. 1Q 23 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI	Revenue	Expense	NOI

Combined JV Portfolio	17	7.5%	4.5%	9.1%	-0.6%	-4.9%	1.7%

		YTD 23 vs. YTD 22 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI

Combined JV Portfolio	17	10.2%	6.1%	12.4%

				Income/(Loss)
	UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)	Commitment	Funded	Balance	2Q 23 (7)

RETV Funds	$51,000	$29,760	$25,340	$(837)
RET Strategic Fund	25,000	8,750	9,242	76
RET ESG Fund	10,000	3,000	2,769	(55)
Climate Technology Funds	10,000	7,826	7,585	(57)
Total	$96,000	$49,336	$44,936	$(873)

(1)	See Attachment 15 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended June 30, 2023.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR’s investments in real estate technology and climate technology funds.
(6)	Investment commitment represents maximum equity and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amount funded plus realized/unrealized gain/(loss), less distributions received prior to the period end.
(7)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11(B)

Developer Capital Program

June 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program (2)

		# of	UDR Investment		Return	Years to	Upside
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity (4)	Participation

Preferred Equity

Junction (5)	Santa Monica, CA	66	$12,858	$17,563	12.5%	0.3	-
Modera Lake Merritt (6)	Oakland, CA	173	44,424	50,949	9.0%	0.9	Variable
Infield Phase I	Kissimmee, FL	384	16,044	19,089	14.0%	1.4	-
Thousand Oaks	Thousand Oaks, CA	142	20,059	26,029	9.0%	1.6	Variable
Vernon Boulevard	Queens, NY	534	40,000	58,512	13.0%	2.0	Variable
Makers Rise	Herndon, VA	356	30,208	35,605	9.0%	2.5	Variable
121 at Watters	Allen, TX	469	19,843	23,532	9.0%	2.7	Variable
Meetinghouse	Portland, OR	232	11,600	12,384	8.25%	3.7	-
Heirloom	Portland, OR	286	16,185	17,058	8.25%	3.9	-
Upton Place	Washington, DC	689	52,163	59,621	9.7%	4.4	-
Portfolio Recapitalization (7)	Various	2,460	102,000	102,671	8.0%	6.0	-

Total - Preferred Equity		5,791	$365,384	$423,013	9.5%	3.4

Loans

1300 Fairmount (8)	Philadelphia, PA	471	$71,393	$93,478	9.5%	0.2	-
Menifee	Menifee, CA	237	24,447	12,607	11.0%	3.5	-
Riverside	Riverside, CA	482	59,676	41,195	11.0%	3.5	-
Total - Loans		1,190	$155,516	$147,280	10.3%	2.0

Total - Developer Capital Program		6,981	$520,900	$570,293	9.8%	3.0

		2Q 23

Income/(loss) from investments		$12,447

(1)	See Attachment 15 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(4)	As of June 30, 2023, our preferred equity investment and loan portfolio had a weighted average term to maturity of 3.0 years, excluding extension options. In many cases, the maturity dates of our investments can be extended by up to three years, typically through multiple one year extensions, subject to certain conditions being satisfied. In addition, the maturity dates of our investments may differ from the maturity dates of the senior loans held by the ventures.
(5)	During the quarter, UDR amended the joint venture agreement and funded an incremental $1.8 million to the joint venture which was used to pay down the senior construction loan in connection with an extension of the maturity date of the senior construction loan to June 2025.
(6)	During the quarter, UDR amended the joint venture agreement and funded an incremental $17.0 million to the joint venture which was used to pay down the senior construction loan in connection with an extension of the maturity date of the senior construction loan to April 2025.
(7)	A joint venture with 14 stabilized communities located in various markets.
(8)	During the quarter, UDR amended the joint venture agreement, which amendment resulted in UDR's investment, including its accrued return, being classified as a note receivable on the Consolidated Balance Sheets as of June 30, 2023. In addition during the quarter, UDR funded an incremental $20.0 million to the joint venture, also classified as a note receivable (collectively the "Notes"), which was used to pay down the senior construction loan in connection with an extension of the maturity date of the senior construction loan to January 2024. Furthermore, the contractual return rate on the Notes increased to 9.5% (8.5% prior) in exchange for eliminating UDR's upside participation in the joint venture. The contractual return rate on the Notes could increase to 10.5% if the developer exercises its option to extend the maturity date of the Notes.

Attachment 12

Acquisitions, Dispositions and Developer Capital Program Investments Summary

June 30, 2023

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Jun-23	UDR / LaSalle Joint Venture (3)	Various	100%	51%	$507,161	$-	1,328	$382

					$507,161	$-	1,328	$382

(1)	See Attachment 15 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $325.9 million during the three and six months ended June 30, 2023, which is included in gain/(loss) on sale of real estate owned.

Attachment 13

Capital Expenditure and Repair and Maintenance Summary

June 30, 2023

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Six Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	June 30, 2023	per Home	of NOI	June 30, 2023	per Home	of NOI

Average number of homes (3)		54,347			54,347

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$9,513	$175		$15,985	$294
Building exteriors	5 - 20	4,320	79		5,358	99
Landscaping and grounds	10	2,224	41		2,589	48
Total asset preservation		16,057	295		23,932	440

Turnover related	5	4,085	75		7,831	144

Total Recurring Cap Ex		20,142	371	7%	31,763	584	6%

NOI Enhancing Cap Ex	5 - 20	22,734	418		37,497	690

Total Recurring and NOI Enhancing Cap Ex		$42,876	$789		$69,260	$1,274

		Three Months			Six Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		June 30, 2023	per Home		June 30, 2023	per Home

Average number of homes (3)		54,347			54,347

Contract services		$10,862	$200		$20,604	$379

Turnover related expenses		7,015	129		13,254	244

Other Repair and Maintenance
Building interiors		4,658	86		8,793	162
Building exteriors		1,464	27		2,703	50
Landscaping and grounds		250	5		1,220	22
Total Repair and Maintenance		$24,249	$446		$46,574	$857

(1)	See Attachment 15 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 14

3Q 2023 and Full-Year 2023 Guidance

June 30, 2023

(Unaudited) (1)

		Full-Year 2023 Guidance
				Change from
Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	3Q 2023	Full-Year 2023	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.13 to $0.15	$1.35 to $1.39	$0.47 to $0.55	$0.86
FFO per common share and unit, diluted	$0.62 to $0.64	$2.48 to $2.52	$2.44 to $2.52	$0.02
FFO as Adjusted per common share and unit, diluted	$0.62 to $0.64	$2.47 to $2.51	$2.45 to $2.53	-
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.56 to $0.58	$2.24 to $2.28	$2.22 to $2.30	-
Annualized dividend per share and unit		$1.68	$1.68	-

				Change from
Same-Store Guidance		Full-Year 2023	Prior Guidance	Prior Midpoint

Revenue growth / (decline) (Cash basis)		6.00% to 7.00%	5.50% to 7.50%	-
Revenue growth / (decline) (Straight-line basis)		6.25% to 7.25%	5.75% to 7.75%	-
Expense growth		4.00% to 5.50%	4.00% to 5.50%	-
NOI growth / (decline) (Cash basis)		6.50% to 8.00%	6.00% to 8.50%	-
NOI growth / (decline) (Straight-line basis)		6.75% to 8.25%	6.25% to 8.75%	-

				Change from
Sources of Funds ($ in millions)		Full-Year 2023	Prior Guidance	Prior Midpoint

AFFO less Dividends		$197 to $213	$191 to $219	-
Debt Issuances/Assumptions and LOC Draw/(Paydown)		$100 to $200	$0 to $100	$100
Dispositions and Developer Capital Program maturities		$245	$75 to $125	$145
Common Share (forward settlement) and OP Unit Issuance		$173	$0	$173

				Change from
Uses of Funds ($ in millions)		Full-Year 2023	Prior Guidance	Prior Midpoint

Debt maturities inclusive of principal amortization (2)		$5	$5	-
Development spending and land acquisitions		$100 to $150	$75 to $175	-
Redevelopment and other non-recurring		$75 to $125	$75 to $125	-
Developer Capital Program funding		$70 to $80	$25 to $50	$37.5
Acquisitions		$402	$0	$402
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$75 to $85	$75 to $85	-

				Change from
Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2023	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$178 to $184	$172 to $178	$6
Consolidated capitalized interest		$9 to $13	$9 to $13	-
General and administrative		$64 to $70	$64 to $70	-
Recurring capital expenditures per home		$1,425	$1,425	-

(1)	See Attachment 15 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.

Attachment 15(A)

Definitions and Reconciliations

June 30, 2023

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Controllable Operating Margin: The Company defines Controllable Operating Margin as (i) rental income less Controllable Expenses (ii) divided by rental income. Management considers Controllable Operating Margin a useful metric as it provides investors with an indicator of the Company’s ability to limit the growth of expenses that are within the control of the Company.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 15(B)

Definitions and Reconciliations

June 30, 2023

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2023	YTD 2023
Income/(loss) from unconsolidated entities	$9,697	$19,404
Management fee	615	1,225
Interest expense	4,118	8,149
Depreciation	7,580	15,065
General and administrative	61	121
Developer Capital Program (excludes loans)	(11,681)	(21,803)
Other (income)/expense	70	158
Realized (gain)/loss on real estate technology investments, net of tax	200	720
Unrealized (gain)/loss on real estate technology investments, net of tax	616	(839)
Total Joint Venture NOI at UDR's Ownership Interest	$11,276	$22,200

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022
Net income/(loss) attributable to UDR, Inc.	$347,545	$30,964	$44,530	$23,605	$5,084
Property management	13,101	12,945	12,949	12,675	11,952
Other operating expenses	4,259	3,032	4,008	3,746	5,027
Real estate depreciation and amortization	168,925	169,300	167,241	166,781	167,584
Interest expense	45,113	43,742	43,247	39,905	36,832
Casualty-related charges/(recoveries), net	1,134	4,156	8,523	901	1,074
General and administrative	16,452	17,480	16,811	15,840	16,585
Tax provision/(benefit), net	1,351	234	(683)	377	312
(Income)/loss from unconsolidated entities	(9,697)	(9,707)	(761)	(10,003)	11,229
Interest income and other (income)/expense, net	(10,447)	(1,010)	(1)	7,495	(3,001)
Joint venture management and other fees	(1,450)	(1,242)	(1,244)	(1,274)	(1,419)
Other depreciation and amortization	3,681	3,649	4,823	3,430	3,016
(Gain)/loss on sale of real estate owned	(325,884)	(1)	(25,494)	-	-
Net income/(loss) attributable to noncontrolling interests	22,638	1,961	2,937	1,540	280
Total consolidated NOI	$276,721	$275,503	$276,886	$265,018	$254,555

Attachment 15(C)

Definitions and Reconciliations

June 30, 2023

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Same-Store Revenue with Concessions on a Cash Basis: Same-Store Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental income on a straight-line basis which allows investors to evaluate the impact of both current and historical concessions and to more readily enable comparisons to revenue as reported by its peer REITs. In addition, Same-Store Revenue with Concessions on a Cash Basis allows an investor to understand the historical trends in cash concessions.

A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis (inclusive of the impact to Same-Store NOI) is provided below:

	2Q 23	2Q 22	2Q 23	1Q 23	YTD 23	YTD 22
Revenue (Cash basis)	$374,534	$350,260	$374,534	$370,099	$744,633	$692,399
Concessions granted/(amortized), net	(201)	(2,338)	(201)	60	(142)	(6,853)
Revenue (Straight-line basis)	$374,333	$347,922	$374,333	$370,159	$744,491	$685,546

% change - Same-Store Revenue with Concessions on a Cash basis:	6.9%		1.2%		7.5%
% change - Same-Store Revenue with Concessions on a Straight-line basis:	7.6%		1.1%		8.6%

% change - Same-Store NOI with Concessions on a Cash basis:	6.7%		0.6%		8.1%
% change - Same-Store NOI with Concessions on a Straight-line basis:	7.7%		0.5%		9.6%

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a Cash Basis, divided by the product of occupancy and the number of apartment homes. A reconciliation between Same-Store Revenue with Concessions on a Cash Basis to Same-Store Revenue on a straight-line basis is provided above.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 15(D)

Definitions and Reconciliations

June 30, 2023

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2023 and third quarter of 2023 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2023
	Low	High

Forecasted net income per diluted share	$1.35	$1.39
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.93)	(0.93)
Depreciation	2.00	2.00
Noncontrolling interests	0.07	0.07
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.48	$2.52
Legal and other costs	-	-
Casualty-related charges/(recoveries)	0.02	0.02
Realized/unrealized (gain)/loss on real estate technology investments	(0.03)	(0.03)
Forecasted FFO as Adjusted per diluted share and unit	$2.47	$2.51
Recurring capital expenditures	(0.23)	(0.23)
Forecasted AFFO per diluted share and unit	$2.24	$2.28

	3Q 2023
	Low	High

Forecasted net income per diluted share	$0.13	$0.15
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.50	0.50
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.62	$0.64
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.62	$0.64
Recurring capital expenditures	(0.06)	(0.06)
Forecasted AFFO per diluted share and unit	$0.56	$0.58